UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2012

WORLD OMNI AUTO RECEIVABLES TRUST 2012-A

(Issuing Entity with respect to Securities)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

WORLD OMNI AUTO RECEIVABLES LLC

(Depositor with respect to Securities)

Delaware	333-159392-04	52-2184798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(Registrant’s IRS Employer Identification No.)

190 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (954) 429-2000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On July 11, 2012, World Omni Financial Corp. (“World Omni”) and World Omni Auto Receivables LLC (the “Depositor”) entered into an Underwriting Agreement with Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC on behalf of themselves and as representatives of the several underwriters (collectively, the “Underwriters”), whereby each of the Underwriters has severally agreed to purchase $713,410,000 aggregate principal balance of various classes of Asset-Backed Notes to be issued by World Omni Auto Receivables Trust 2012-A (the “Issuing Entity”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of June 13, 2012, as will be amended and restated by the Amended and Restated Trust Agreement, to be dated as of July 18, 2012, each by and between the Depositor and U.S. Bank Trust National Association, as owner trustee (the “Owner Trustee”). The Underwriting Agreement provides that the obligations of the Underwriters are subject to specified conditions precedent and that the Underwriters will purchase the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes (collectively, the “Underwritten Notes”) and the Class B Notes (each as defined below). World Omni and the Depositor have agreed to indemnify the Underwriters against some liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriters may be required to make in respect of some liabilities, including civil liabilities under the Securities Act.

The sale of the Underwritten Notes has been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”) under a Registration Statement on Form S-3 (Commission File No. 333-159392). It is anticipated that the Underwritten Notes will be issued on or about July 18, 2012 (the “Issuance Date”).

Item 8.01.	Other Events.

The registrant has filed a final prospectus supplement, dated July 11, 2012, setting forth a description of the initial collateral pool and the structure of $190,000,000 aggregate principal amount of the Class A-1 Asset-Backed Notes (the “Class A-1 Notes”), $309,800,000 aggregate principal amount of the Class A-2 Asset-Backed Notes (the “Class A-2 Notes”), $257,000,000 aggregate principal amount of the Class A-3 Asset-Backed Notes (the “Class A-3 Notes”), $127,670,000 aggregate principal amount of the Class A-4 Asset-Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”) and $18,940,000 aggregate principal amount of the Class B Asset-Backed Notes (the “Class B Notes”) by the Issuing Entity. The Underwritten Notes are being offered publicly for sale and the Class A-1 Notes will initially be retained by the Depositor.

On the Issuance Date, the Depositor will enter into an amended and restated trust agreement, a form of which is filed as an exhibit hereto, with the Owner Trustee, relating to the Issuing Entity. On the Issuance Date, World Omni Financial Corp. and the Depositor will enter into a Receivables Purchase Agreement, a form of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property will be sold by World Omni to the Depositor. On the Issuance Date, the Issuing Entity, the Depositor and World Omni, as servicer, will enter into a Sale and Servicing Agreement, a form of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property will be transferred by the Depositor to the Issuing Entity. On the Issuance Date, the Issuing Entity will issue to the Depositor Class A Notes and Class B Notes, pursuant to an Indenture, to be dated as of the Issuance Date, between the Issuing Entity and The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee”), a form of which is filed as an exhibit hereto. On the Issuance Date, the Issuing Entity, the Depositor, the Indenture Trustee and World Omni Financial Corp., as administrator, will enter into an administration agreement, a form of which is filed as an exhibit hereto, pursuant to which the administrator will agree to perform certain duties and obligations of the Issuing Entity and the Owner Trustee under the transaction documents.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Sale and Servicing Agreement, to be dated as of July 18, 2012, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2012-A, as issuing entity.

4.2	Indenture, to be dated as of July 18, 2012, by and between World Omni Auto Receivables Trust 2012-A, as issuing entity, and The Bank of New York Mellon, as indenture trustee.

4.3	Trust Agreement, to be dated as of July 18, 2012, by and between World Omni Auto Receivables LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.

5.1	Opinion of Kirkland & Ellis LLP, dated as of July 13, 2012, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of July 13, 2012, with respect to tax matters.

23.1	Consent of Bilzin Sumberg Baena Price & Axelrod LLP, dated as of July 13, 2012.

99.1	Receivables Purchase Agreement, to be dated as of July 18, 2012, by and between World Omni Financial Corp. and World Omni Auto Receivables LLC.

99.2	Administration Agreement, to be dated as of July 18, 2012, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2012-BA, as issuing entity, and The Bank of New York Mellon, as indenture trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Omni Auto Receivables LLC (Depositor)

Dated: July 13, 2012	By:	/s/ Charles M. Einhorn
	Name:	Charles M. Einhorn
	Title:	Assistant Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Sale and Servicing Agreement, to be dated as of July 18, 2012, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2012-A, as issuing entity.

4.2	Indenture, to be dated as of July 18, 2012, by and between World Omni Auto Receivables Trust 2012-A, as issuing entity, and The Bank of New York Mellon, as indenture trustee.

4.3	Trust Agreement, to be dated as of July 18, 2012, by and between World Omni Auto Receivables LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.

5.1	Opinion of Kirkland & Ellis LLP, dated as of July 13, 2012, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of July 13, 2012, with respect to tax matters.

23.1	Consent of Bilzin Sumberg Baena Price & Axelrod LLP, dated as of July 13, 2012.

99.1	Receivables Purchase Agreement, to be dated as of July 18, 2012, by and between World Omni Financial Corp. and World Omni Auto Receivables LLC.

99.2	Administration Agreement, to be dated as of July 18, 2012, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2012-BA, as issuing entity, and The Bank of New York Mellon, as indenture trustee.

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